Financial instruments (Narrative) (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Expected credit loss provision	$ 74,193
Weighted average interest rate earned on cash and cash equivalents	0.36%	1.92%
Percentage of strengthening or weakening of interest rates on cash and cash equivalents	1.00%
Estimated increase or decrease in interest income per year due to potential fluctuations in interest rates	$ 140,000
Estimated minimum contractual undiscounted cash flow for financial liabilities	$ 1,418,049
Percentage of appreciation or depreciation of U.S. dollar against Canadian dollar	10.00%
Increase or decrease in loss from operations due to potential change in exchange rate	$ 3,000	$ 2,000